To: [Recipient eMail]

From: [AFL-CIO HIT Email]

Date: March [#], 2026

With 2026 now underway, it’s important to reflect on what you, AFL-CIO Housing Investment Trust (HIT) investors helped us accomplish and the impact you made over the past year. First and foremost, our portfolio continues to provide a core fixed income option with higher credit quality and a yield advantage when compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index. As of December 31, 2025, the portfolio outperformed over the 1-year, 3-year, 5-year, and 10-year time periods (gross of fees).[1] With our expertise in multifamily mortgage-backed securities (MBS) paired with our directly sourced multifamily construction projects, all built with 100% union labor, the portfolio is well positioned for the year ahead.

We are most proud of delivering on our commitment to increase impactful investments that promote critically needed benefits in local communities. In 2025, the HIT committed $463.9 million to finance 13 projects across the country,[2] including: the first facility of its kind for medically fragile young adults in White Plains, NY; the second phase of a multi-phase community redevelopment in Worcester, MA; and, the largest new construction HUD loan in over 25 years in California, located in San Francisco.

The HIT closed 2025 with 41 projects under construction across 11 states.[2] Combined, these projects had a total development costs of $3.0 billion, created or preserved 5,601 housing units (58% affordable) and generated over 23 million hours of well-paying union construction work.[2] On three construction sites, the HIT hosted worker appreciation events to recognize the union members whose skill, dedication, and craftmanship are bringing our investments to life. We look forward to seeing these projects advance toward completion and deliver much needed housing to communities nationwide.

As we reflect on the progress and accomplishments of 2025, we are proud of the results and energized by the momentum. We hope to build on this success and are working to generate more impacts for our investors in 2026.

Contact: [HIT Employee Name, Telephone & eMail]

[1] The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

[2] Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.4 billion in net assets. For over 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW Suite 500 | Washington, DC

20037 US

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